                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                              June 19, 2003
                                                                -------------


                          INSITUFORM TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                  0-10786                                13-3032158
  -------------------------------               ------------------------              ----------------------------
  (State or other jurisdiction of               (Commission File Number)              (IRS Employer Identification
           incorporation)                                                                         No.)

             702 Spirit 40 Park Drive, Chesterfield, Missouri                                    63005
  ----------------------------------------------------------------------              ----------------------------
                 (Address of principal executive offices)                                      (Zip Code)


Registrant's telephone number,
including area code                                             (636) 530-8000
                                                                --------------

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Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

                  See the Index to Exhibits attached hereto.

Item 9.           Regulation FD Disclosure.

         On June 19, 2003, the registrant issued a press release announcing agreement to acquire the rehabilitation business of Insituform East, Inc. The press release is furnished herewith as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INSITUFORM TECHNOLOGIES, INC.


                                        By: /s/ Joseph A. White
                                            ------------------------------------
                                            Joseph A. White
                                            Vice President and Chief Financial
                                            Officer

Date: June 19, 2003



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                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit         Description
      -------         -----------
      1               Not applicable.
      2               Not applicable.
      4               Not applicable.
      16              Not applicable.
      17              Not applicable.
      20              Not applicable.
      23              Not applicable.
      24              Not applicable.
      99.1            Press release of Insituform Technologies, Inc., dated June 19, 2003, announcing agreement to acquire the rehabilitation business of Insituform East, Inc.